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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2006

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of Registrant as Specified in its Charter)

          Maryland                  001-13417                   13-3950486
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                  200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (732) 548-0101

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 14, 2006, Hanover Capital Mortgage Holdings, Inc. (the "Company"), entered into Amendment Number Fifteen ("Amendment Fifteen") to the Amended and
Restated Master Loan and Security Agreement ("Agreement") dated as of March 27,
2000 between the Company and Greenwich Capital Financial Products, Inc.

Pursuant to the terms of Amendment Fifteen, the term of the Agreement has been extended until June 13, 2007, for a renewal fee of $175,000. Amendment Fifteen also reduces the Maximum Committed Amount under the Agreement from $20 million to $10 million.

A copy of Amendment Fifteen is attached as Exhibit 10.31.12 hereto and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     10.31.11 Amendment Number Fourteen dated as of May 15, 2006, of the Amended and Restated Master Loan and Security Agreement dated as of March 27, 2000, by and among Registrant and Greenwich Financial
              Products, Inc.

     10.31.12 Amendment Number Fifteen dated as of June 14, 2006, of the Amended and Restated Master Loan and Security Agreement dated as of March 27, 2000, by and among Registrant and Greenwich Financial
              Products, Inc.




                          [signature on following page]




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date: June 20, 2006                   By: /s/ Harold F. McElraft
                                          -----------------------------------
                                          Harold F. McElraft, Chief Financial
                                          Officer and Treasurer





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                                INDEX TO EXHIBITS

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

 EXHIBIT NO.                              DESCRIPTION
-------------     --------------------------------------------------------------

Exhibit 10.31.11    Amendment Number Fourteen dated as of May 15, 2006, of the
                    Amended and Restated Master Loan and Security Agreement dated as of March 27, 2000, by and among Registrant and Greenwich Financial Products, Inc.

Exhibit 10.31.12    Amendment Number Fifteen dated as of June 14, 2006, of the
                    Amended and Restated Master Loan and Security Agreement dated as of March 27, 2000, by and among Registrant and Greenwich Financial Products, Inc.
